UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

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☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

BT BRANDS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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BT BRANDS, INC.

405 West Main Avenue, Suite 2D

West Fargo, North Dakota 58078

Dear Stockholder:

We are pleased to invite you to join us at the 2022 Annual Meeting of Stockholders (the “Annual Meeting”) of BT Brands, Inc. (the “Company”), to be held on December 29, 2022 at 3:00 p.m. Central Time, at Second Floor Conference Room at 10501 Wayzata Boulevard South, Minnetonka, Minnesota 55303.

The accompanying Notice of Annual Meeting and Proxy Statement describe the specific matters to be voted upon at the Annual Meeting. We also will report on our business and provide an opportunity for you to ask questions of general interest.

Your vote is very important. Even if you plan to attend the annual meeting, it is strongly recommended that you vote your shares of stock by completing, signing, and returning the enclosed proxy card as soon as possible to ensure your shares are represented at the Annual Meeting.

If you hold your shares in “street name” you should instruct your broker how to vote in accordance with your voting instruction card.

The accompanying proxy statement provides you with detailed and important information about the Annual Meeting. We encourage you to read the entire proxy statement carefully. You may also obtain more information about the Company from documents we have filed with the U.S. Securities and Exchange Commission.

Thank you for your continued support.

Sincerely,

/s/ Gary Copperud

Gary Copperud

Chief Executive Officer and Director

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BT BRANDS, INC.

405 West Main Avenue, Suite 2D

West Fargo, North Dakota 58078

NOTICE OF 2022 ANNUAL MEETING OF STOCKHOLDERS

TO THE STOCKHOLDERS OF BT BRANDS, INC.:

Notice is hereby given that the 2022 Annual Meeting of Stockholders of BT Brands, Inc., a Wyoming corporation (“we,” “us” or the “Company”), will be held on December 29, 2022, at 3:00 p.m., Central Daylight Time (the “2022 Annual Meeting”), at the Second Floor Conference Room at 10501 Wayzata Boulevard South, Minnetonka, Minnesota 55303, for the purposes of considering and acting on the following items:

1.	To elect the five director nominees described in the accompanying Proxy Statement for a term of one year (the “Director Election Proposal”);

2.	To ratify the audit committee’s selection of Boulay PLLP as our independent registered public accounting firm for the fiscal year ending January 1, 2023 (the “Auditor Proposal”);

3.	To approve an amendment to the Company’s 2019 Incentive Plan (the “2019 Plan”) to increase the number of shares available for issuance under the Plan from 250,000 shares of common stock to 1,000,000 shares of common stock (the “2019 Plan Proposal”); and

4.	To transact any other business that is properly presented at the Annual Meeting or any adjournments or postponements of the Annual Meeting.

The enclosed Proxy Statement includes information relating to these proposals. The board of directors of the Company recommends that you vote “FOR” each of the above proposals. We urge you to read this material carefully.

Our board of directors has fixed the close of business on November 23, 2022 as the record date for the determination of stockholders entitled to notice and to vote at the annual meeting or any postponement or adjournment thereof. The holders of at least a majority of our outstanding shares of voting stock entitled to vote and present in person or by proxy are required for a quorum. Only holders of record of shares of our common stock at the close of business on the record date are entitled to notice of, and to vote at, the annual meeting and any postponements or adjournments thereof. At the close of business on the record date, the Company had 6,461,118 shares of common stock outstanding and entitled to vote.

The ratification of the Auditor Proposal and the approval of the 2019 Plan Proposal each require approval of a majority of the votes cast at the annual meeting. The outcome of the Director Election Proposal will be determined by a plurality of the votes cast at the 2022 Annual Meeting.

Whether you own few shares or many shares, and whether you plan to attend the meeting in person or not, it is important that your shares be voted on matters that come before the annual meeting. If you do not vote in person at the annual meeting, you may authorize a proxy to vote by marking your votes on the proxy card, signing and dating it, and mailing it in the envelope provided. If you sign and return your proxy card without specifying your choices, it will be understood that you wish to have your shares voted in accordance with the directors’ recommendations. Any proxy given by a stockholder of record may be revoked by the stockholder at any time prior to the voting of the proxy by (i) delivering a written notice of revocation to our Corporate Secretary, (ii) executing and delivering a later-dated proxy, or (iii) attending and voting in person at the annual meeting. Your prompt cooperation will be greatly appreciated. Everyone attending the annual meeting may be required to present valid picture identification, such as a driver’s license or passport, as more fully described elsewhere in this proxy statement.

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Your vote is very important. This proxy statement provides you with detailed information about the Proposals. We encourage you to read the accompanying proxy statement carefully and in its entirety and to submit a proxy or voting instructions so that your shares will be represented and voted even if you do not attend the annual meeting. If you have questions about the foregoing proposals or would like additional copies of the proxy statement, please contact: BT Brands, Inc., Attention: Kenneth Brimmer, Corporate Secretary, 10501 Wayzata Boulevard South, Minnetonka, Minnesota 55303 (telephone: (307) 223-1663).

This notice and proxy statement are dated November 23, 2022 and are first being mailed to stockholders on or about December 2, 2022.

By Order of the Board of Directors,

Gary Copperud
President and Chief Executive Officer
West Fargo, North Dakota

November 23, 2022

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 29, 2022

If you hold shares of common stock through an account with a broker, dealer, bank, or other nominee please follow the instructions you receive from them to vote your shares.

The accompanying proxy statement and the 2021 Annual Report on Form 10-K are available at

https://www.cstproxy.com/btbrandsinc/2022

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PROXY SUMMARY

Introduction

The accompanying proxy, mailed together with this proxy statement, is solicited by and on behalf of the board of directors (which we refer to in this proxy statement as the “Board”) of BT Brands, Inc. (which we refer to in this proxy statement as “BT Brands” or the “Company”) for use at the 2022 annual meeting of our stockholders and at any adjournment or postponement thereof. References in this proxy statement to “we,” “us,” “our” or like terms also refer to BT Brands. This proxy statement is dated November 23, 2022 and is first being mailed to stockholders on or about December 2, 2022.

Summary

This summary highlights selected information from this proxy statement. It may not contain all of the information that is important to you with respect to the matters described in this proxy statement. We urge you to carefully read this proxy statement, as well as the documents referred to or incorporated by reference into this proxy statement, to fully understand the Proposals.

The Annual Meeting

Time and Date:	3:00 p.m. Central Time, on Thursday, December 29, 2022

Place:	Second Floor Conference Room at 10501 Wayzata Boulevard South, Minnetonka, Minnesota 55303

Record Date:	November 23, 2022

Voting Matters and Vote Recommendations

There are three items of business which we currently expect to be considered at our 2022 Annual Meeting.

The following table lists those items of business and our Board’s vote recommendation.

PROPOSAL	BOARD VOTE REOMMENDATION

Director Election Proposal

The Board of Directors believes that the five director nominees possess the necessary qualifications and experiences to provide quality advice and counsel to management, effectively oversee key business and strategy matters, and carefully consider the long-term interests of our stockholders.

For each director nominee

Auditor Proposal

The Board of Directors and the Audit Committee believe it is in the best interests of BT Brands and our stockholders to retain Boulay PLLP as the company’s independent registered public accounting firm for fiscal 2022. As a matter of good corporate governance, we are asking stockholders to ratify the Audit Committee’s selection of Boulay PLLP.

For

2019 Incentive Plan Proposal

We are asking for approval of an increase in the number of shares of our common stock available for issuance under our 2019 Incentive Plan from 250,000 shares to 1,000,000 shares. We believe equity compensation is a critical tool to attract and retain talent, and the share increase will enable us to satisfy our existing obligations under outstanding awards granted under the 2019 Plan and continue offering equity compensation to our directors, employees and consultants.

For

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Required Vote

The Director Election Proposal: Each director must be elected by a plurality of the votes cast, meaning a director nominee who received the highest number of affirmative votes cast is elected. Any shares not voted (whether by abstention, withholding authority, or broker non-vote) will have no effect on the Director Election Proposal.

The Auditor Proposal: This proposal requires the approval by a majority of the votes cast on the matter at the annual meeting. Any shares not voted (whether by abstention or withholding authority) will have no effect on the Auditor Proposal.

The 2019 Plan Proposal: This proposal requires the approval by a majority of the votes cast on the matter at the annual meeting. Any shares not voted (whether by abstention, withholding authority, or broker non-vote) will have no effect on the 2019 Plan Proposal.

The Director Election Proposal, the Auditor Proposal, and the Compensation Proposal are collectively referred to herein as the “Proposals.”

Brokers who hold shares in “street name” for customers have the authority to vote on “routine” proposals when they have not received instructions from beneficial owners. However, brokers are precluded from exercising their voting discretion with respect to approval of non-routine matters, absent specific instructions from the beneficial owner of such shares, brokers will not vote those shares. This is referred to as a “broker non-vote.” Broker non-votes will be considered as “present” for purposes of determining a quorum, but will have no effect on the Proposals.

Record Date

The record date for the determination of holders of our common stock entitled to notice of and to vote at the annual meeting, or any adjournment or postponement of the annual meeting, is the close of business on November 23, 2022. Holders of our common stock as of the close of business on the record date are entitled to notice of, and to vote at, the annual meeting and any postponements or adjournments of the annual meeting. At the close of business on the record date, there were 6,461,118 shares of common stock outstanding and entitled to vote.

Quorum

Holders of a majority of shares of our common stock entitled to vote at the annual meeting must be present at the annual meeting or submit votes by proxy to constitute a quorum, which is necessary to conduct the annual meeting. Your shares will be counted toward the quorum if you submit a properly executed proxy or vote at the annual meeting in person. In addition, abstentions and broker non-votes will be treated as “present” for the purpose of determining the presence of a quorum for the transaction of business at the annual meeting. If a quorum is not present at the annual meeting, we expect that the annual meeting will be adjourned to a later date.

A Note about Our Fiscal Year

Our fiscal year ends on the Sunday nearest to December 31. Fiscal 2021 ended on January 2, 2022. Fiscal 2022 will end on January 1, 2023.

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QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

The following are some questions that you, as a stockholder of BT Brands, may have regarding the annual meeting, together with brief answers to those questions. We urge you to read carefully the remainder of this proxy statement and other documents referred to or incorporated by reference in this proxy statement, because the information in this section may not provide all of the information that might be important to you with respect to the annual meeting.

The Annual Meeting

Q. When and where will the annual meeting take place?

A. This year’s annual meeting will be held on Thursday, December 29, 2022, at 3:00 p.m., Central Daylight Time at the Second Floor Conference Room at 10501 Wayzata Boulevard South, Minnetonka, Minnesota 55303.

Q. What is the purpose of the annual meeting and what will I be voting on at the annual meeting?

A. The purpose of the annual meeting is for stockholders to consider and vote on three proposals:

The Director Election Proposal: The Board has determined that it is in the best interests of our stockholders to elect Gary Copperud, Kenneth Brimmer, Allan Anderson, Terri Tochihara-Dirks and Steven W. Schussler to serve as directors of the Company until the next annual meeting of stockholders and until their successors are duly elected and qualified.

The Auditor Proposal: The Board has determined that it is in the best interests of the Company and its stockholders for the stockholders to ratify the audit committee’s selection of Boulay PLLP to serve as our independent auditor for fiscal year 2022.

The 2019 Plan Proposal: The Board has determined that it is in the best interests of our stockholders to approve an increase in the number of shares of our common stock available for issuance under our 2019 Incentive Plan from 250,000 shares to 1,000,000 shares.

We do not expect to transact any other business at the annual meeting or any adjournment or postponement thereof.

Voting at the Annual Meeting

Q. Who can attend and vote at the annual meeting?

A. The record date for the determination of holders of our common stock entitled to notice of and to vote at the annual meeting, or any adjournment or postponement of the annual meeting, is the close of business on November 23, 2022. Holders of our common stock as of the close of business on the record date are entitled to notice of, and to vote at, the annual meeting. At the close of business on the record date, there were 6,461,118 shares of our common stock issued and outstanding.

Q. How many votes do I have?

A. Each share of our common stock is entitled to one vote on all matters that come before the annual meeting or any postponement or adjournment thereof.

Q. How does the Board recommend that stockholders vote with respect to each of the proposals?

A: The Board recommends that stockholders vote “FOR” each of the nominees listed in the Director Election Proposal, “FOR” the Auditor Proposal, and “FOR” the 2019 Plan Proposal. Information about each of the Proposals is included in the accompanying proxy statement.

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Q: What vote is required to approve each proposal?

A. The Director Election Proposal: Each director must be elected by a plurality of the votes cast, meaning a director nominee who received the highest number of affirmative votes cast is elected. Any shares not voted (whether by abstention, withholding authority, or broker non-vote) will have no effect on the Director Election Proposal.

The Auditor Proposal: This proposal requires the approval by a majority of the votes cast on the matter at the annual meeting. Any shares not voted (whether by abstention or withholding authority) will have no effect on the Auditor Proposal.

The 2019 Plan Proposal: This proposal requires the approval by a majority of the votes cast on the matter at the annual meeting. Any shares not voted (whether by abstention, withholding authority, or broker non-vote) will have no effect on the 2019 Plan Proposal.

Q: What do I need to do now and how do I vote?

A: We urge you to read this proxy statement carefully, including its annexes, and to consider how the actions contemplated by each of the Proposals may affect you.

Record Stockholders. If your shares of common stock are registered directly in your name with our transfer agent, you are considered, with respect to those shares, to be the “stockholder of record,” and the proxy materials and proxy card are being sent directly to you by us. If you are a stockholder of record, you may vote your shares at the annual meeting:

•	In Person. You may vote your shares in person at the annual meeting. Even if you plan to attend the annual meeting in person, we encourage you to vote in advance by mail so that your vote will be counted in the event you later decide not to attend the annual meeting.

•	By Mail. You may authorize a proxy to vote your shares by completing, signing, dating, and promptly returning the proxy card in the postage-paid return envelope provided with the proxy materials for receipt prior to the annual meeting.

Everyone attending the annual meeting may be required to present valid picture identification, such as a driver’s license or passport. If your shares are held through an account with a broker, dealer, bank or other nominee, you will need a recent brokerage account statement or letter from your broker, dealer, bank or other nominee reflecting stock ownership as of the record date. If you do not have valid picture identification and, if applicable, a recent brokerage account statement or letter from your broker, dealer, bank or other nominee reflecting stock ownership as of the record date, you will not be admitted to the annual meeting.

Beneficial Holders. If you are not a stockholder of record and instead hold your shares in “street name” (i.e., in the name of a bank or broker), you will receive a notice from the record holder with instruction you must follow for your shares to be voted. Certain of those institutions offer telephone and Internet voting.

Q. How will proxies be voted?

A. Shares represented by valid proxies will be voted at the annual meeting in accordance with the directions given. If the enclosed proxy card is signed and returned without any directions, the shares will be voted:

•	“FOR” each of the nominees listed in the Director Election Proposal;

•	“FOR” the Auditor Proposal; and

•	“FOR” the 2019 Plan Proposal.

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Q. What happens if I do not sign and return my proxy card by mail or vote in person at annual meeting?

A. If you are a stockholder of record of our common stock and you do not sign and return your proxy card by mail or vote in person at the annual meeting, your shares will not be voted at the annual meeting and will not be counted as present for the purpose of determining the presence of a quorum, which is required to transact business at the annual meeting.

Assuming the presence of a quorum, the failure to return your proxy card or otherwise vote your shares at the annual meeting will have no effect on the outcome of the Proposals.

Q. What if I abstain from voting?

A. If you attend the annual meeting or submit a proxy card, but affirmatively elect to abstain from voting, your proxy will be counted as present for the purpose of determining the presence of a quorum for the annual meeting, but will not be voted at the annual meeting. As a result, your abstention will have the same effect as voting “AGAINST” the Auditor Proposal and the 2019 Plan Proposal but will have no effect on the Director Election Proposal.

Q. What is a broker non-vote?

A. Broker non-votes are shares held in “street name” by brokers, dealers, banks, and other nominees that are present or represented by proxy at the annual meeting, but with respect to which the broker, dealer, bank, or other nominee is not instructed by the beneficial owner of such shares how to vote on a particular proposal and such broker, dealer, bank, or nominee does not have discretionary voting power on such proposal.

If a beneficial owner of shares of our common stock held in “street name” does not give voting instructions to the broker, dealer, bank, or other nominee with respect to non-routine proposals, then those shares will be treated as present for purposes of establishing quorum but will not be voted with respect to such non-routine proposals and, therefore, will have no effect on the outcome of the non-routine proposals.

Q: If my shares of common stock are held in “street name” by my broker, dealer, bank, or other nominee, will my broker, dealer, bank, or nominee vote my shares for me and may I vote in person at annual meeting?

A: If your shares of common stock are held through an account with a broker, dealer, bank, or nominee, you are considered the beneficial owner of shares held in “street name,” and these proxy materials are being forwarded to you together with a voting instruction card. You must provide the record holder of your shares with instructions on how to vote your shares. Please follow the voting instructions provided by your broker, dealer, bank, or other nominee. Please note that you may not vote shares held in “street name” by returning a proxy card directly to us.

As the beneficial owner, you are also invited to attend the annual meeting. However, since a beneficial owner is not the stockholder of record, you may not vote these shares in person at the annual meeting unless you obtain a “legal proxy” from the broker, dealer, bank, or other nominee that holds your shares giving you the right to vote the shares in person at the annual meeting.

Q: May I revoke or change my vote after I have provided proxy instructions?

A: Yes. You may revoke or change your vote at any time before your proxy is voted at the annual meeting. You can do this in one of three ways: (i) delivering written notice to our Corporate Secretary at our principal executive office; (ii) executing and delivering a proxy bearing a later date to our Corporate Secretary at our principal executive office; or (iii) voting in person at the annual meeting. Your attendance at the annual meeting without further action on your part will not automatically revoke your proxy. If you have instructed your broker, dealer, bank, or other nominee to vote your shares, you must follow directions received from your broker, dealer, bank, or other nominee in order to change those instructions.

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Q. What constitutes a “quorum” for the annual meeting?

A. Holders of a majority of shares of our common stock entitled to vote at the annual meeting must be present at the annual meeting, in person or by proxy, to constitute a quorum, which is necessary to conduct the annual meeting. Your shares will be counted toward the quorum if you submit a properly executed proxy or vote at the annual meeting. In addition, abstentions and broker non-votes will be treated as “present” for the purpose of determining the presence of a quorum for the transaction of business at the annual meeting. If a quorum is not present at the annual meeting, our expects that the annual meeting will be adjourned to a later date.

Q: Who is paying for this proxy solicitation?

A: We will pay the entire cost of preparing, assembling, printing, mailing, and distributing these proxy materials and soliciting votes. We will bear any fees paid to the SEC. We may reimburse brokerage firms, custodians, nominees, fiduciaries, and other persons representing beneficial owners for their reasonable expenses in forwarding solicitation material to such beneficial owners. Our directors, officers, and employees may also solicit proxies in person or by other means of communication. Such directors, officers, and employees will not be additionally compensated but may be reimbursed for reasonable out-of-pocket expenses in connection with such solicitation.

Q. What does it mean if I received more than one proxy card?

A. If you received more than one proxy card, your shares are likely registered in more than one name or are held in more than one account. These should each be voted and/or returned separately in order to ensure that all of your shares of common stock are voted.

Q. Whom should I contact if I have any questions about the annual meeting?

A. If you have any questions about the annual meeting, or if you need assistance in submitting your proxy or voting your shares or need additional copies of this proxy statement or the enclosed proxy card, you should contact us at the address or telephone number listed below:

BT Brands, Inc..

405 West Main Avenue, Suite 2D

West Fargo, North Dakota 58078

Attn: Corporate Secretary

(307) 223-1663)

If your shares are held through an account with a broker, dealer, bank, or other nominee, you should call your broker, dealer, bank, or other nominee for additional information.

Q. Where can I find more information?

A. Additional information about us can be obtained from the various sources described under “Where You Can Find Additional Information” in this proxy statement.

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THE ANNUAL MEETING

Time, Date and Place

This annual meeting will be held Thursday, December 29, 2022, at 3:00 p.m., Central Daylight Time, at the Second Floor Conference Room at 10501 Wayzata Boulevard South, Minnetonka, Minnesota 55303.

Proposals

At the annual meeting, or any postponement or adjournment thereof, holders of shares of our common stock on the record date will consider and vote upon (i) the Director Election Proposal; (ii) the Auditor Proposal; and (iii) the 2019 Plan Proposal. We do not expect to transact any other business at the annual meeting or any adjournment or postponement thereof.

Recommendations of the Board

The Board has approved each of the proposals and recommends that you vote “FOR” each of the nominees listed in the Director Election Proposal, “FOR” the Auditor Proposal, and “FOR” the 2019 Plan Proposal.

Required Vote

The Director Election Proposal: Each director must be elected by a plurality of the votes cast, meaning a director nominee who received the highest number of affirmative votes cast is elected. Any shares not voted (whether by abstention, withholding authority, or broker non-vote) will have no effect on the Director Election Proposal.

The Auditor Proposal: This proposal requires the approval by a majority of the votes cast on the matter at the annual meeting. Any shares not voted (whether by abstention or withholding authority) will have no effect on the Auditor Proposal.

The 2019 Plan Proposal: This proposal requires the approval by a majority of the votes cast on the matter at the annual meeting. Any shares not voted (whether by abstention, withholding authority, or broker non-vote) will have no effect on the 2019 Plan Proposal.

Quorum

Holders of a majority of shares of our common stock entitled to vote at the annual meeting must be present at the annual meeting, in person or by proxy, to constitute a quorum, which is necessary to conduct the annual meeting. Your shares will be counted toward the quorum if you submit a properly executed proxy or vote at the annual meeting. In addition, abstentions and broker non-votes will be treated as “present” for the purpose of determining the presence of a quorum for the transaction of business at the annual meeting. If a quorum is not present at the annual meeting, we expect that the annual meeting will be adjourned to a later date.

Record Date

The Board has fixed the close of business on November 23 2022 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting or any postponement or adjournment thereof. On the record date, 6,461,118 shares of common stock were issued and outstanding. Each holder of record of common stock is entitled to one vote for each share common stock held on each of the proposals.

Proxies

You may authorize a proxy to vote your shares by completing, signing, dating, and promptly returning the proxy card in the postage-paid return envelope provided with the proxy materials for receipt prior to the annual meeting. Your vote is important. Please return your marked proxy card promptly so your shares of common stock can be represented, even if you plan to attend the annual meeting.

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Unless contrary instructions are indicated, the votes entitled to be cast by shares of common stock represented by valid proxies will be cast “FOR” each of the nominees listed in the Director Election Proposal, “FOR” the Auditor Proposal, and “FOR” the 2019 Plan Proposal. If a stockholder gives specific voting instructions, the votes entitled to be cast by the stockholder will be cast in accordance with such instructions. In the absence of instructions to the contrary, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby in accordance with their discretion on any other matters properly brought before the annual meeting and discretionary authority to do so is included in the proxy.

The persons named as proxies are Gary Copperud and Kenneth Brimmer.

Shares Held in “Street Name;” Broker Non-Votes

If you hold your shares of common stock through a broker or nominee and wish to vote, you must follow the voting instructions provided to you by your broker or other nominee. If you do not receive a voting instruction card from your broker, please contact your broker promptly to obtain the voting instruction card. Your vote is important to the success of the proposals.

Brokers who hold shares in “street name” for customers have the authority to vote on “routine” proposals when they have not received instructions from beneficial owners. However, brokers are precluded from exercising their voting discretion with respect to approval of non-routine matters and, as a result, absent specific instructions from the beneficial owner of such shares, brokers will not vote those shares. This is referred to as a “broker non-vote.” Broker non-votes will be considered as “present” for purposes of determining a quorum. Broker non-votes will have no effect on the Proposals.

Revocation of Proxies

Any proxy given by a stockholder may be revoked by the stockholder at any time prior to the voting of the proxy, by (i) delivering written notice to our Corporate Secretary at our principal executive office; (ii) executing and delivering a proxy bearing a later date to our Corporate Secretary at our principal executive office; or (iii) voting in person at the annual meeting. If a stockholder’s shares are held in “street name,” the stockholder must contact its broker, bank, or other nominee to change its vote.

Cost of Proxy Solicitation

This proxy statement is being provided to our stockholders in connection with the solicitation of proxies by the Board to be voted at the annual meeting and at any adjournments or postponements of the annual meeting. We will bear the costs of printing, filing, and mailing this proxy statement and will pay the entire cost of soliciting proxies and holding the annual meeting.

We are making this solicitation by mail, but our directors and officers also may solicit by mail, telephone, facsimile, electronic transmission, personal interview, or otherwise. Such directors and officers will not receive additional compensation for soliciting proxies.

We will reimburse brokerage firms and other custodians, nominees, and fiduciaries for their reasonable expenses incurred in sending proxies and proxy materials to beneficial owners.

Assistance

If you have any questions about the annual meeting, or if you need assistance in submitting your proxy or voting your shares or need additional copies of this proxy statement or the enclosed proxy card, you should contact us at the address or telephone number listed below:

BT Brands, Inc.

405 West Main Avenue, Suite 2D

West Fargo, North Dakota 58078

Attn: Corporate Secretary

(307) 223-1663

If your shares are held through an account with a broker, dealer, bank, or other nominee, you should call your broker, dealer, bank, or other nominee for additional information.

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PROPOSAL NO. 1

ELECTION OF DIRECTORS

General

Under our Bylaws, the number of members of our Board of Directors is fixed from time to time by the Board of Directors, but may be increased or decreased either by the stockholders or by the majority of directors then in office. Directors serve in office until the next annual meeting of stockholders and until their successors have been elected and qualified, or until their earlier death, resignation or removal.

The Board is currently composed of five directors, with two employee directors, including Gary Copperud, our Chief Executive Officer, and Kenneth Brimmer, our Board Chair, Chief Operating Officer and Chief Financial Officer, who are not independent directors, and three independent directors who we appointed in connection with our listing on The Nasdaq Market upon the completion of our initial public offering in November 2021, namely Allan Anderson, Terri Tochihara-Dirks and Steven W. Schussler.

The Board of Directors has voted to nominate Gary Copperud, Kenneth Brimmer, Allan Anderson, Terri Tochihara-Dirks and Steven W. Schussler for election at the Meeting.

The five nominees receiving the highest number of affirmative “FOR” votes will be elected as directors. This is called plurality. Votes withheld and broker non-votes will have no effect on the outcome of the vote on this proposal.

If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote the shares of common stock represented by the proxy for the election as directors the persons whose names and biographies appear below. In the event any of the nominees should become unable to serve or for good cause will not serve as a director, it is intended that votes will be cast for a substitute nominee designated by the Board or the Board may elect to reduce its size. The Board has no reason to believe that the nominees named below will be unable to serve if elected. Each of the nominees has consented to being named in this proxy statement and to serve if elected.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS

VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES NAMED INPROPOSAL NO. 1.

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NOMINEES FOR DIRECTORS

The following table provides information as of the date of this Proxy Statement about each nominee. In addition to the information presented below regarding each nominee’s specific experience, qualifications, attributes, and skills that led our Board to the conclusion that he or she should serve as a director, we also believe that all of our director nominees have a reputation for integrity, honesty, and adherence to high ethical standards. They each have demonstrated business acumen and an ability to exercise sound judgment, as well as a commitment of service to BT Brands and our Board.

Gary Copperud has served as the Chief Executive Officer and a director of the Company since July 31, 2018. He was a founding member of BTND, the previous owner of Burger Time, in 2007 and served as BTND’s managing manager and Chief Financial Officer from its inception until July 31, 2018. Mr. Copperud has been a managing director of BTND Trading, LLC, an entity unrelated to BT Brands, since 2016. Mr. Copperud was a founding stockholder of Next Gen Ice, Inc., a provider of automated ice delivery systems,, in June 2019, and has served as the Chairman of the Board of Next Gen Ice since July 2019. We believe Mr. Copperud’s long tenure as a managing member of BTND, as well as his prior experience as a member of the board of directors of a public company, qualifies him to serve on our board of directors. Mr. Copperud is not an “independent director” as such term is defined by the Rules of The Nasdaq Stock Market.

Kenneth Brimmer has served as the Chief Operating Officer, Chief Financial Officer, Chairman of the company’s board of directors and Principal Accounting Officer since July 31, 2018. Mr. Brimmer also has served as a member of the board of directors of Next Gen Ice, Inc. since October 2019 and currently serves as the Chief Financial Officer of Next Gen Ice, Inc. Mr. Brimmer has a wide range of experience, including several early-stage and rapidly growing businesses, serving at various times as President, Chief Executive Officer, and a director and Audit Committee Chairman of several public and private companies. Mr. Brimmer previously was the Chief Executive Officer of Hypertension Diagnostic, Inc. and was its CEO from September 2012 until May 2020. Mr. Brimmer is the CEO of privately held Brimmer Company, LLC, which has provided consulting management services to BT Brands and Next Gen Ice, Inc. Mr. Brimmer was a Director of Landry’s Restaurants from June 2004 until April 2017 and served on the Audit and Compliance Committee of its Golden Nugget – New Jersey Casino. Previously, he was President of Rainforest Cafe, Inc., which grew from start-up to over 6,000 employees from April 1997 until April 2000, and he was Treasurer from its inception in 1995 until April 2000. During the time Mr. Brimmer served as Treasurer of Rainforest Cafe, Rainforest raised over $200 million in a combination of private and public stock offerings. Prior to Rainforest, Mr. Brimmer was employed by Berman Consulting, LLC, a financial and investment management company, from 1990 until April 1997. Mr. Brimmer has a degree in accounting and worked as a certified public accountant (inactive) in the audit division of Arthur Andersen & Co. from 1977 through 1981. We believe Mr. Brimmer’s long and varied career as a business executive, particularly his service as the chief operating officer of a major restaurant chain, qualifies him to serve on and chair our board of directors. Mr. Brimmer is not an “independent director” as such term is defined by the Rules of The Nasdaq Stock Market.

Allan Anderson joined our board of directors as an independent director has served as the chairman of our audit committee since our common stock and warrants were listed on The Nasdaq Stock Market. In 2021, Mr. Anderson founded privately-held ReliaFund Inc., for which he has served in various executive capacities. ReliaFund provides electronic payment processing and reporting services for small businesses. From 1975 to 1984, Mr. Anderson was employed in the Audit Division of Arthur Andersen & Co., serving as an Audit Manager. Mr. Anderson has served as a chief financial officer (or equivalent) for several private companies. He previously served as an independent member of the board of directors of publicly-held STEN Corporation, including serving as Chairman of its Audit Committee. STEN Corporation is the entity from which the Company purchased its restaurant assets in 2007. Messrs. Copperud and Brimmer were also directors of STEN. Mr. Anderson holds a bachelor of arts degree in accounting from Southwest State University and was formerly licensed as a certified public accountant, which is now inactive. We believe that Mr. Anderson is qualified to serve on our board of directors and as the chair of our audit committee because of his education, experience in accounting and audit work, and experience working at several companies as the chief financial officer. Mr. Anderson is an “independent director” as such term is defined by the Rules of The Nasdaq Stock Market.

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Terri Tochihara-Dirks joined our board of directors as an independent director and serves as the chair of our compensation committee and a member of the audit committee commencing on the date our common stock and warrants were listed on The Nasdaq Stock Market. Since 2008, Ms. Tochihara-Dirks has been the co-owner, with her husband, of The Oberon Assisted Living, a privately held healthcare community in Arvada, Colorado. Her day-to-day responsibilities include Operations and Infection Prevention. From 1986 to 2006, she held various positions with AT&T retiring in 2006 as the Mountain States Region Vice President of Sales for AT&T. Ms. Tochihara-Dirks has served on several not-for-profit Boards of Directors, including the Denver Chamber of Commerce and Denver Junior Achievement. We believe that Ms. Tochihara-Dirks is qualified to serve on our board as the chair of the compensation committee and as a member of our audit committee because of her broad business experience operating her own business and as an executive of a multi-national corporation. Ms. Tochihara-Dirks is an “independent director” as such term is defined by the Rules of The Nasdaq Stock Market.

Steven W. Schussler joined our board of directors as an independent director and has served as a member of our audit committee since November 12, 2021, the date our common stock and warrants were listed on The Nasdaq Stock Market. From March 2012 until January 2019, Mr. Schussler served as a director of Kona Grill, a publicly-traded restaurant company which operated more than 40 restaurants in 23 U.S. states and three foreign countries. Mr. Schussler also served as Co-CEO of Kona Grill from November 2018 until January 2019. Following Mr. Schussler’s resignation from Kona Grill, Kona Grill filed for bankruptcy protection on April 30, 2019. In September 2019, the assets of the Kona Grill were sold to One Group Hospitality, Inc. Mr. Schussler was the founder, Executive Vice-President and a member of the board of directors of Rainforest Cafe, Inc., a NASDAQ-listed company. Rainforest Cafe, Inc was acquired by Landry’s Restaurants, Inc. in 2000. Since 2000, Mr. Schussler has been the owner and Chief Executive Officer of Schussler Creative, Inc., a restaurant development company that has created several restaurant concepts, including The Boathouse, a waterfront restaurant located in Disney Springs in Orlando, Florida, T-Rex Café, a restaurant and retail store located in Disney Springs in Orlando, Florida, as well as Yak & Yeti, an Asian restaurant located inside Disney’s Animal Kingdom in Orlando, Florida. Schussler Creative, Inc. sold a controlling interest in T-Rex Café and Yak & Yeti to Landry’s in 2006. Mr. Schussler frequently speaks on the topics of entrepreneurship and leadership. He is the author of “It’s A Jungle In There: Inspiring Lessons, Hard-Won Insights, and Other Acts of Entrepreneurial Daring.” We believe that Mr. Schussler is qualified to serve on our board and as an audit committee member based on his extensive restaurant and public company experience. Mr. Schussler is an “independent director” as such term is defined by the Rules of The Nasdaq Stock Market.

Vote Required and Board of Directors’ Recommendation

Assuming a quorum is present, the affirmative vote of a plurality of the votes cast at the 2022 Annual Meeting, either in person or by proxy, is required for the election of a director. For purposes of the election of directors, abstentions and broker non-votes will have no effect on the result of the vote.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS

VOTE “FOR” ALL OF THE NOMINEES NAMED IN PROPOSAL NO. 1.

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MANAGEMENT

The following table sets forth information regarding our executive officers and directors as of the date of this Proxy Statement:

Name	Age	Position
Executive Officers and Directors:
Gary Copperud	63	Chief Executive Officer and Director
Kenneth Brimmer	67	Chief Financial Officer, Chief Operating Officer and Chairman
Allan Anderson	69	Director
Terri Tochihara-Dirks	61	Director
Steven W. Schussler	67	Director

Biographical information with respect to each of the persons named in the table is set forth above under the heading “Proposal 1 — Election of Directors — Nominees for Directors.”

Family Relationships

There are no family relationships between or among any of our directors or executive officers. There are no family relationships among our officers and directors and those of our subsidiaries and affiliated companies.

Director Independence

The Nasdaq Marketplace Rules require a majority of a listed company’s board of directors to be comprised of independent directors within one year of listing. In addition, the Nasdaq Marketplace Rules require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating and corporate governance committees be independent and that audit committee members also satisfy independence criteria set forth in Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Under Rule 5605(a)(2) of the Nasdaq Marketplace Rules, a director will only qualify as an “independent director” if, in the opinion of our board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In order to be considered independent for purposes of Rule 10A-3 of the Exchange Act, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee, accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries or otherwise be an affiliated person of the listed company or any of its subsidiaries.

Our board of directors has reviewed the composition of our board of directors and its committees and the independence of each director. Based upon information requested from and provided by each director concerning his or her background, employment and affiliations, including family relationships, our board of directors has determined that each of Allan Anderson, Terri Tochihara-Dirks and Steven W. Schussler is an “independent director” as defined under Rule 5605(a)(2) of the Nasdaq Marketplace Rules. Our board of directors also determined that the directors who serve on our audit committee and our compensation committee satisfy the independence standards for such committees established by the SEC and the Nasdaq Marketplace Rules, as applicable. In making such determinations, our board of directors considered the relationships that each such non-employee director has with our company and all other facts and circumstances our board of directors deemed relevant in determining independence, including the beneficial ownership of our capital stock by each non-employee director.

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Role of Board in Risk Oversight Process

Our board of directors has oversight responsibility for the Company’s risk management process. The board of directors administers its oversight function through committees, retaining responsibility for general oversight of risks. The committee chairs will be responsible for reporting findings regarding material risk exposure to the board of directors as quickly as possible. The board of directors delegates to the audit committee oversight responsibility to review our code of ethics, including whether the code of ethics is successful in preventing illegal or improper conduct, and our management’s risk assessments and management’s financial risk management policies, including the policies and guidelines used by management to identify, assess, and manage our exposure to financial risk. Our compensation committee assesses and monitors any significant compensation-related risk exposure, and the steps management should take to monitor or mitigate such exposure.

Areas of risk oversight that generally remain at the Board level and are not delegated to any Committee include risks related to our operational matters (such as quality control) and significant business decisions. The Board satisfies this oversight responsibility through reports (both verbal and written) from our personnel responsible for each of these risk areas, reports from Board committees and related discussions.

Each of the Board’s committees oversees the management of our risks that fall within the committee’s areas of responsibility. A description of each committee’s risk oversight focus is below. In performing this function, each committee has full access to management, as well as the ability to engage advisors. When a committee receives a report or update regarding an area of potential risk to us, the chair of the relevant committee determines whether it is materially significant enough to report on the discussion to the full Board at the next Board meeting. This enables the Board and its committees to coordinate the risk oversight role, particularly with respect to risk interrelationships.

Board Committees

Our board of directors has established two standing committees — audit and compensation— each of which operates under a charter approved by our board of directors. Copies of each committee’s charter are posted under the Corporate tab of our website, which is located at www.itsburgertime.com. Each committee has the composition and responsibilities described below. Our board of directors may from time to time establish other committees.

As permissible under NASDAQ Listing Rules, we do not have a nominating committee and director nominees are selected or recommended for the Board’s selection by independent directors constituting a majority of the Board’s independent directors in a vote in which only independent directors participate. The primary consideration in the selection and retention of directors is their respective ability to fairly represent the interests of our stakeholders. Diversity in business background, area of expertise, skills, educational background, gender, nationality, industry, geography, age and race/ethnicity are also considered, as well as other factors that can provide the Board with a range of informative viewpoints and perspectives. The criteria for director nominees include: the candidate’s professional experience and personal accomplishments; the candidate’s independence from us and management; the ability of the candidate to attend Board and committee meetings regularly and devote an appropriate amount of effort in preparation for those meetings; the candidate’s ability to function as a member of a collaborative group; and the candidate’s understanding of the Board’s governance role. In addition, the Board evaluates each individual in the context of the Board as a whole, with the objective of recommending to stockholders a group that can best oversee the success of the business and represent stockholder interests through the exercise of sound judgment using its diversity of backgrounds and experiences in various areas. In determining whether to recommend a director for reelection, the director’s past attendance at meetings and participation in and contributions to the activities of the Board is also taken into consideration.

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Audit Committee and Financial Expert

Our audit committee consists of Allan Anderson, who is the chair of the committee, Terri Tochihara-Dirks and Steven W. Schussler. Our board of directors has determined that each of the members of our audit committee satisfies the Nasdaq Marketplace Rules and SEC independence requirements. The functions of this committee include, among other things:

•	selecting, retaining and replacing independent auditors and evaluating their qualifications, independence, and performance;

•	reviewing and approving the scope of the annual audit and audit fees;

•	discussing with management and independent auditors the results of annual audit and review of quarterly financial statements;

•	reviewing adequacy and effectiveness of internal control policies and procedures;

•	approving the retention of independent auditors to perform any proposed permissible non-audit services;

•	overseeing internal audit functions and annually reviewing audit committee charter and committee performance;

•	preparing the audit committee report that the SEC requires in our annual proxy statement; and

•	reviewing and evaluating the performance of the Audit Committee, including compliance with its charter.

Our board of directors has determined that Allan Anderson qualifies as an “audit committee financial expert” within the meaning of applicable SEC regulations and meets the financial sophistication requirements of the Nasdaq Marketplace Rules. In making this determination, our board of directors has considered Mr. Anderson’s background a public company accountant for an international accounting firm. Both our independent registered public accounting firm and management periodically will meet privately with our audit committee.

Compensation Committee

Our compensation committee comprises Ms. Tochihara-Dirks and Mr. Anderson. Ms. Tochihara-Dirks is the chair of the compensation committee. Our board of directors has determined that Ms. Tochihara-Dirks and Mr. Anderson are independent as defined under the NASDAQ Listing Rules and satisfy NASDAQ’s additional independence standards for compensation committee members. In addition, both Ms. Tochihara-Dirks and Mr. Anderson are non-employee directors within the meaning of Rule 16b-3 under the Exchange Act and outside directors as defined by Section 162(m) of the Internal Revenue Code. Our compensation committee assists our board of directors in discharging its responsibilities relating to the compensation of our executive officers. Under its charter, our compensation committee will be responsible for, among other things:

•	recommending to our board of directors for approval compensation and benefit plans;

•	reviewing and approving annually corporate and personal goals and objectives to serve as the basis for the CEO’s compensation, evaluating the CEO’s performance in light of those goals and objectives and determining the CEO’s compensation based on that evaluation;

•	determining and approving the annual compensation for other executive officers;

•	retaining or obtaining the advice of a compensation consultant, outside legal counsel, or other advisors;

•	approving any grants of stock options, restricted stock, performance shares, stock appreciation rights, and other equity-based incentives to the extent provided under our equity compensation plans;

•	reviewing and making recommendations to our board of directors regarding the compensation of non-employee directors; and

•	reviewing and evaluating the performance of the compensation committee, including compliance with its charter.

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Code of Business Conduct and Ethics

Our board of directors has adopted a written Code of Ethics and Business Conduct applicable to our directors, officers and employees, in accordance with Section 406 of the Sarbanes-Oxley Act, the rules of the SEC promulgated thereunder, and the Nasdaq listing rules. We have filed a copy of our form of the Code of Ethics and Business Conduct as an exhibit to the registration statement of which this prospectus is a part. You will be able to review this document by accessing our public filings at the SEC’s website at www.sec.gov. In addition, a copy of the Code of Ethics and Business Conduct will be provided without charge upon request from us. See the section of this prospectus entitled “Where You Can Find Additional Information.” If we make any amendments to our Code of Ethics and Business Conduct other than technical, administrative, or other non-substantive amendments, or grant any waiver, including any implicit waiver, from a provision of the Code of Ethics and Business Conduct applicable to our principal executive officer, principal financial officer principal accounting officer or controller or persons performing similar functions requiring disclosure under applicable SEC or Nasdaq rules, we will disclose the nature of such amendment or waiver in a Current Report on Form 8-K. We also intend to post amendments to our Code of Ethics and Business Conduct or waivers of its requirements on our website, www.itsburgertime.com.

Board Leadership Structure

Our current bylaws provide our board of directors with the flexibility to combine or separate the positions of Chairman of our board of directors and Chief Executive Officer in accordance with its determination that utilizing one or the other structure would be in the best interests of the Company.

Our Board of Directors does not have a policy as to whether the roles of Chairman of the Board of Directors and CEO should be separate or combined. Currently, the Board of Directors combines the roles of Chairman of the Board of Directors and Chief Executive Officer. Both the Chairman and CEO positions are currently held by Gary Copperud, who has guided the Company since its founding in 2007.

A number of factors support the leadership structure chosen by the Board, including, among others:

•	Our Chief Executive Officer has extensive knowledge of all aspects of BT Brands and its business and risks, its industry and its customers.

•	Our Chief Executive Officer is intimately involved in the day-to-day operations of BT Brands and is best positioned to elevate the most critical business issues for consideration by the Board of Directors.

•	The Board of Directors believes having Our Chief Executive Officer serve in both capacities allows him to execute BT Brands’ strategic initiatives and business plans and confront its challenges more effectively.

•	A combined Chairman and Our Chief Executive Officer CEO structure provides BT Brands with decisive and effective leadership with clearer accountability to our stockholders and customers.

•	This structure allows one person to speak for and lead the company and the Board.

•	The combined role is both counterbalanced and enhanced by the effective oversight and independence of our Board of Directors and independent committee chairs.

•	In our view, splitting the roles would potentially make our management and governance processes less effective through undesirable duplication of work and possibly lead to a blurring of clear lines of accountability and responsibility.

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Stockholder Communications

All stockholder communications must: (i) be addressed to our Corporate Secretary or Board of Directors at our address; (ii) be in writing in print and delivered in person or by first class United States mail postage prepaid or by reputable overnight delivery service; (iii) be signed by the stockholder sending the communication; (iv) indicate whether the communication is intended for the entire Board of Directors, a committee thereof, or the independent directors; (v) if the communication relates to a stockholder proposal or director nominee, the name and address of the stockholder, the number of shares and class of held by the stockholder, any voting rights with respect to shares not beneficially owned and other ownership or voting interests in our shares, whether economic or otherwise, the length of time such shares have been held, and the stockholder’s intention to hold or dispose of such shares, provided that we will not entertain stockholder proposals or stockholder nominations from stockholders who do not meet the eligibility and procedural criteria for submission of stockholder proposals under Rule 14a-8 of Regulation 14A under the Exchange Act; and (vi) if the communication relates to a director nominee being recommended by the stockholder, must include appropriate biographical information of the candidate as is required by our Bylaws.

Upon receipt of a stockholder communication that is compliant with the requirements identified above, the Secretary shall promptly deliver such communication to the appropriate member(s) of the Board of Directors or committee member(s) identified by the stockholder as the intended recipient of such communication by forwarding the communication to either the chairman of the Board of Directors with a copy to the Chief Executive Officer, the chairman of the applicable committee, or to each of the independent directors, as the case may be.

The Chief Executive Officer may, in his sole discretion and acting in good faith, provide copies of any such stockholder communication to any one or more of our directors and executive officers, except that in processing any stockholder communication addressed to the independent directors, the Chief Executive Officer may not copy any member of management in forwarding such communications. In addition, the Chief Executive Officer may, in his sole discretion and acting in good faith, not forward certain items if they are deemed of a commercial or frivolous nature or otherwise inappropriate for consideration by the intended recipient and any such correspondence may be forwarded elsewhere in our company for review and possible response.

Board and Annual Meetings Attendance

During the fiscal year ended January 2, 2021, our Board held three meetings, our audit committee held one meeting, and our compensation committee held one meetings. During fiscal 2021, each current director attended at least 75% of the aggregate of the total number of Board and committee meetings held during the period of such member’s service.

Directors are encouraged, but not required, to attend our annual meeting of stockholders. We did not hold an annual meeting of stockholders during fiscal 2021.

Compensation Committee Interlocks and Insider Participation

Allan Anderson and Terri Tochihara-Dirks, two of our independent directors, each served as members of the compensation committee in fiscal 2021. None of the members of the compensation committee has at any time been one of our officers or employees. None of these members of the compensation committee has any relationships with us of the type that are required to be disclosed under Item 404 of Regulation S-K.

Gary Copperud and Kenneth Brimmer, our Chief Executive Officer and Chief Financial Officer, respectively, currently serve, and in the past year has served, as members of our Board of Directors but neither serves on any of our Board Committees.

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EXECUTIVE COMPENSATION

Summary Compensation Table

The following Summary Compensation Table sets forth all compensation earned in all capacities during the 2020 and 2021 fiscal years by our principal executive officer and principal financial officer (the named executive officers). No other officer or employee of the Company received total compensation for either 2020 or 2021, as determined in accordance with Item 402 of Regulation S-K, which exceeded $100,000:

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non- Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)

Gary Copperud,
Chief Executive Officer[1,2]	2021	150,000	100,000	0	0	0	0	250,000
	2020	150,000	100,000	0	0	0	0	250,000
Kenneth W. Brimmer,
Chief Operating Officer[1,3]	2021	0	100,000	0	0	0	66,000	166,000
	2020	0	50,000	0	0	0	48,000	98,000

(1)

Does not include 150,000 shares of common stock awarded on February 9, 2022 which would vest if the Company’s common stock trades at a price of $8.50 per share for 20 consecutive trading days, which triggers the Company’s right to redeem the common stock purchase warrants issued in the Company’s initial public offering completed in November 2021. The grant of the shares is contingent upon stockholder approval of an increase in the number of shares available for grant under the 2019 Plan, which approval is sought under Proposal No. 3 in this Proxy Statement.

(2)

Does not include 100,000 shares of common stock awarded on February 9, 2022, which award will not become effective unless and until the number of shares available for award under 2019 Plan is increased to accommodate such issuance.

(3)

Does not include 75,000 shares of common stock awarded on February 9, 2022, which award will not become effective unless and until the number of shares available for award under 2019 Plan is increased to accommodate such issuance..

Officer Compensation

During fiscal years 2020 and 2021, we paid Mr. Copperud a salary of $150,000 to serve as the Chief Executive Officer.

Effective in December 2019, the Company agreed with Brimmer Company, LLC, to retain Mr. Brimmer’s services as Chief Operating Officer and Chief Financial Officer for a fee of $4,500 per month for 2020, which was increased to $5,500 per month for 2021. In addition, in 2021, Brimmer Company, LLC was paid a $50,000 bonus based on the Company’s financial performance and a $50,000 payment for services rendered in connection with the Company’s successful public stock offering.

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Employment Agreements

On July 7, 2022, we entered into an employment agreement with Gary Copperud pursuant to which Mr. Copperud was appointed to serve as our Chief Executive Officer. Under the Agreement, Mr. Copperud receives an annual base salary of $250,000 which shall be reviewed at least annually by the Board. Mr. Copperud is eligible to receive an annual bonus subject to the discretion of the Compensation Committee of the Board. The employment agreement is for a term of three years subject to automatic extension for successive one-year periods unless terminated by either party. The employment agreement may be terminated by us with or without cause (as defined therein). In the event we terminate the employment agreement with cause or Mr. Copperud terminates the agreement without good reason, including any failure to renew Mr. Copperud’s employment, we will be required to pay Mr. Copperud all accrued but unpaid base salary and accrued but unused vacation continued payment of his base salary, any earned but unpaid bonus. In the event we terminate the employment agreement without cause, we will be required to pay Mr. Copperud continued payment of his base salary for 12 months and a prorated bonus for the year of termination based on performance through the date of termination. If Mr. Copperud’s employment is terminated during the term on account of his death or disability (as defined in the agreement), Mr. Copperud will be entitled to receive all accrued but unpaid base salary and accrued but unused vacation continued payment of his base salary, any earned but unpaid bonus. In the event that Mr. Copperud’s employment hereunder is terminated by him for good reason (as defined in the agreement) or by the Company on account of its failure to renew the agreement cause (as defined in the agreement), in each case within 12 months following a change in control )(as defined in the agreement), Mr. Copperud will be entitled to receive (i) all accrued but unpaid base salary, (ii) accrued but unused vacation, (iii) a lump sum payment equal to 2 times the sum of his base salary and bonus for the year in which the termination occurs, and (iv) (A) all outstanding unvested stock options will fully vest and become immediately exercisable for the remainder of their full term, (B) all outstanding equity-based compensation awards other than stock options that do not vest based on the attainment of performance goals will fully vest and any restrictions thereon will lapse, and (C) all outstanding equity-based compensation awards other than stock options that vest based on the attainment of performance goals shall remain outstanding and shall vest or be forfeited in accordance with the terms of the applicable award agreements, if the applicable performance goals are satisfied. Upon his appointment as chief executive officer Mr. Copperud received a $100,000 signing bonus.

On July 7, 2022, we entered into an employment agreement with Kenneth Brimmer pursuant to which Mr. Brimmer was appointed to serve as our Chief Financial Officer. Under the Agreement, Mr. Brimmer receives an annual base salary of $200,000 which shall be reviewed at least annually by the Board. Mr. Brimmer is eligible to receive an annual bonus subject to the discretion of the Compensation Committee of the Board. The employment agreement is for a term of three years subject to automatic extension for successive one-year periods unless terminated by either party. The employment agreement may be terminated by us with or without cause (as defined therein). In the event we terminate the employment agreement with cause or Mr. Brimmer terminates the agreement without good reason, including any failure to renew Mr. Brimmer’s employment, we will be required to pay Mr. Brimmer all accrued but unpaid base salary and accrued but unused vacation continued payment of his base salary, any earned but unpaid bonus. In the event we terminate the employment agreement without cause, we will be required to pay Mr. Brimmer continued payment of his base salary for 12 months and a prorated bonus for the year of termination based on performance through the date of termination. If Mr. Brimmer’s employment is terminated during the term on account of his death or disability (as defined in the agreement), Mr. Brimmer will be entitled to receive all accrued but unpaid base salary and accrued but unused vacation continued payment of his base salary, any earned but unpaid bonus. In the event that Mr. Brimmer’s employment hereunder is terminated by him for good reason (as defined in the agreement) or by the Company on account of its failure to renew the agreement cause (as defined in the agreement), in each case within 12 months following a change in control )(as defined in the agreement), Mr. Brimmer will be entitled to receive (i) all accrued but unpaid base salary, (ii) accrued but unused vacation, (iii) a lump sum payment equal to 2 times the sum of his base salary and bonus for the year in which the termination occurs, and (iv) (A) all outstanding unvested stock options will fully vest and become immediately exercisable for the remainder of their full term, (B) all outstanding equity-based compensation awards other than stock options that do not vest based on the attainment of performance goals will fully vest and any restrictions thereon will lapse, and (C) all outstanding equity-based compensation awards other than stock options that vest based on the attainment of performance goals shall remain outstanding and shall vest or be forfeited in accordance with the terms of the applicable award agreements, if the applicable performance goals are satisfied. Upon his appointment as chief executive officer Mr. Brimmer received a $50,000 signing bonus.

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Compensation Plans

A summary of the 2019 Plan is set forth under Proposal No. 3 appearing on page 25 below.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth outstanding equity awards to our named executive officers as of January 2, 2022.

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable (1)	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock that have not Vested	Market Value of Shares or Units of Stock that have not Vested
Gary Copperud,
Chief Executive Officer[1]	20,000	80,000	$2.58	-2/9/32		-

Kenneth W. Brimmer,
Chief Operating Officer[2]	-15,000	60,000	$-2.58	-2/9/32		-

(1)

Does not include an award of 150,000 shares of common stock that will vest if the Company’s common stock trades at a price of $8.50 per share for 20 consecutive trading days, which is contingent upon the approval of the stockholders of an increase in the number of shares available for grant under the Company’s 2019 Plan.

(2)

Does not include an award of 100,000 shares of common stock that will vest if the Company’s common stock trades at a price of $8.50 per share for 20 consecutive trading days, which is contingent upon the approval of the stockholders of an increase in the number of shares available for grant under the Company’s 2019 Plan.

Director Compensation

We have not adopted a compensation program for members of our Board of Directors and its committees. We expect that the compensation of our directors will be designed to attract and retain committed and qualified directors and to align their compensation with the long-term interests of our stockholders. Such compensation may consist of cash for meetings attended and options or other awards to purchase our common stock at the fair market value per share of common stock on the date of the grant both upon joining the Board and for each year of service on the Board. Such awards will be subject to vesting as determined by the Compensation Committee of the Board. Directors who are also executive officers (each, an “Excluded Director”) will not be entitled to receive any compensation for his or her service as a director, committee member or chair of our Board of Directors or of any committee of our Board of Directors.

In addition to such compensation, we will reimburse each non-employee director for all pre-approved expenses within 30 days of receiving satisfactory written documentation setting out the expense actually incurred by such director. These include reasonable transportation and lodging costs incurred for attendance at any meeting of our board of directors.

Upon the closing of our initial public offering and our listing on The Nasdaq Stock Market in the fourth quarter of 2021, Allan Anderson, Teri Tochihara-Dirks, and Steven Schussler joined our Board as non-employee directors. We agreed to pay each such non-employee director the sum of $500 for each board meeting attended and $250 for each committee meeting attended. In addition, we issued to each such person fully-vested options to purchase 5,000 shares of common stock under the 2019 Plan, which are exercisable at $5.00 per share and expire ten years after the date of the grant we also have agreed to issue to each such person options to purchase 2,000 shares of common stock during each year that such person serves on the board of directors.

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The following table sets forth all of the compensation awarded to, earned by, or paid to our directors for the year ended January 2, 2022. Please note that Mr. Copperud and Mr. Brimmer receive no compensation for their role as directors, and the entirety of their compensation is reported in the Summary Compensation Table located on page 18 of this Proxy Statement.

Name	Fees Earned or Paid in Cash		Stock Awards[1]		Total ($)
Allan Anderson		$750		$15,000	$
Terri Tochihara-Dirks		750		15,000
Steven W. Schussler		750		15,000
Total:	$		$		$

1.

Amounts reflect the full grant date fair value of the options granted to directors in fiscal year 2021, computed in accordance with Financial Accounting Standards Board Accounting Standards Codification (FASB ASC) Topic 718.

PRINCIPAL STOCKHOLDERS

The following table sets forth the number of shares of and percent of the Company’s common stock beneficially owned as of November 23, 2022, by (i) each person (or group of affiliated persons) who is known by us to own more than five percent (5%) of the outstanding shares of our common stock, (ii) each director and executive officer, and (iii) all of our directors and executive officers as a group. The percentage of shares beneficially owned is computed based on 6,461,118 shares of our common stock outstanding as of November 23, 2022.

We have determined beneficial ownership in accordance with the rules of the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting or investment power with respect to such securities. In addition, pursuant to such rules, we deemed outstanding shares of common stock subject to options or warrants held by that person that are currently exercisable or exercisable within 60 days of November 23, 2022. We did not deem such shares outstanding, however, for the purpose of computing the percentage ownership of any other person. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the beneficial owners named in the table below have sole voting and investment power with respect to all shares of our common stock that they beneficially own, subject to applicable community property laws. The inclusion in the table below of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of those shares.

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Unless otherwise indicated, the address of each person listed below is c/o the Company, 405 Main Avenue West, Suite 2D, West Fargo, ND 58078.

Name of Beneficial Owner	Number of Shares		Percentage
Officers and Directors
Gary Copperud (1)(2)	908,540		13.99%
Kenneth Brimmer (3)	95,000		1.46%
Allan Anderson (4)	5,000		*
Terri Tochihara-Dirks (4)	5,000		*
Steven W. Schussler (4)	5,000		*
Total for all Officers and Directors	1,728,340		15.55%
5% Stockholders
Sally Copperud (1)	758,540		11.70%
Jeffrey A. Zinnecker	760,540	(5)	11.70%
Samuel Vandeputte	346,290		5.34%
Trost Family Trust	346,290		5.34%

__________

* Less than 1%.

(1)	Gary Copperud and Sally Copperud are husband and wife. Each such person disclaims beneficial ownership of the other’s shares of common stock.

(2)

 Includes 758,540 shares of common stock, warrants to purchase 5,000 shares of common stock acquired by this individual in the Company’s initial public offering in 2019 and 20,000 shares of common stock underlying currently exercisable options. Does not include 80,000 shares issuable upon the exercise of options that will not vest until 60 days after the date of this Proxy Statement or 150,000 shares of common stock that will vest if the Company’s common stock trades at a price of $8.50 per share for 20 consecutive trading days, which is contingent upon stockholder approval of an increase in the number of shares available for grant under the 2019 Plan, which approval is being sought under Proposal No. 3 in this Proxy Statement.

(3)

Includes 80,000 shares of common stock owned by Brimmer Company, LLC, an affiliate of Mr. Brimmer and 15,000 shares of common stock underlying currently exercisable options. Does not include 60,000 shares issuable upon the exercise of options that will not vest until 60 days after the date of this Proxy Statement.

(4)	Represents options to purchase shares of our common stock.
(5)	Includes warrants to purchase 1,000 shares of common stock acquired by this individual in our 2021, public offering.

Certain Relationships and Related Transactions, and Director Independence.

Policies and Procedures for Transactions with Related Parties

Our Board has approved policies and procedures with respect to the review and approval of certain transactions between us and Related Parties (as defined below), which we refer to as our “Related-Party Transaction Policy.” The following is a summary of material provisions of our Related-Party Transaction Policy. Pursuant to the terms of our Related-Party Transaction Policy, any Related-Party Transaction (as defined below) will be required to be reported to the chair of the audit committee of our Board. The audit committee will then be required to review and decide whether to approve any such Related-Party Transaction.

For the purposes of our Related-Party Transaction Policy, a “Related-Party Transaction” is defined as a transaction, arrangement, or relationship (or any series of similar transactions, arrangements, or relationships) in which we (including any of our subsidiaries) were, are or will be a participant and the amount involved exceeds $120,000 or one percent of the average of our total assets at year-end for the last two completed fiscal years, and in which any Related Party had, has or will have a direct or indirect interest.

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For the purposes of our Related-Party Transaction Policy, a “Related Party” is defined as any person who is, or at any time since the beginning of our last fiscal year was, a director or executive officer or a nominee to become a director; any person who is known to be the beneficial owner of more than five percent of our common stock; any immediate family member of any of the foregoing persons, including any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law, and any person (other than a tenant or employee) sharing the household of any of the foregoing persons; and any firm, corporation or other entity in which any of the foregoing persons is a general partner or, for other ownership interests, a limited partner or other owners in which such person has a beneficial ownership interest of 10% or more.

Transactions with Related Parties

Below we describe transactions and any series of related transactions to which we were a party, or may be a party, and which we have entered into since January 3, 2021, or is currently proposed, in which the amounts involved exceeds or will exceed the lesser of $120,000 or 1% of the average of our total assets as of the end of the last two completed fiscal years and any of our directors, executive officers or holders of more than five percent of our capital stock, or an affiliate or immediate family member or such persons, had or will have a direct or indirect material interest.

Gary Copperud has personally guaranteed each of the promissory notes evidencing loans on the real properties owned by the Company.

During August and October 2019, the Company entered into three Convertible Promissory Note C and Class A Warrant Purchase Agreements with Next Gen Ice, Inc. (“NGI”), a provider of automated ice delivery systems to convenience stores and other markets, under which it purchased three convertible promissory notes totaling the principal amount of $179,000 (the “NGI Notes”). Gary Copperud, our chief executive officer and a member of our board of directors, is a founder and member of the board of directors of NGI. Through affiliated entities controlled by Mr. Copperud, Mr. Copperud controls in excess of 50% of the outstanding stock of NGI and serves as Chairman of its board of directors. Initially, the NGI Notes were either (i) payable on March 2, 2020, with interest accrued at 14% per year, or (ii) convertible, at the option of the Company, into shares of NGI preferred stock in a qualified financing as defined in the notes. The NGI Notes were repaid in full, including accrued interest in August 2020 following a March 3, 2020, Loan Modification and Extension Agreement pursuant to which the Company agreed to extend the maturity date of the NGI Notes to August 31, 2020. In consideration of the extension of the term of the NGI Notes: (i) NGI granted to the Company a security interest in all of NGI’s assets, (ii) NGI issued to the Company a warrant entitling it to purchase 179,000 shares of common stock of NGI for $1.00 per share at any time through March 31, 2023, and (iii) the founders of NGI, of which Mr. Copperud is one, agreed to transfer to the Company 179,000 shares of NGI common stock.

Indemnification of Officers and Directors

Our articles of incorporation and amended bylaws provide that we will indemnify each of our directors and officers to the fullest extent permitted by the Wyoming Business Corporation Act. Further, we intend to enter into indemnification agreements with each of our directors and officers. We have purchased a policy of directors’ and officers’ liability insurance that insures our directors and officers against the cost of defense, settlement, or payment of a judgment under certain circumstances. For further information, see “Executive Compensation—Limitations of Liability and Indemnification Matters.”

To the best of our knowledge, during the past two fiscal years, other than as set forth above, there were no material transactions, or series of similar transactions, or any currently proposed transactions, or series of similar transactions, to which we were or are to be a party, in which the amount involved exceeds the lesser of (A) $120,000 or (B) one percent of our average total assets at year-end for the last two completed fiscal years, and in which any director or executive officer, or any security holder who is known by us to own of record or beneficially more than 5% of any class of our common stock, or any member of the immediate family of any of the foregoing persons, has an interest (other than compensation to our officers and directors in the ordinary course of business).

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PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has selected Boulay PLLP (“Boulay.”) to serve as our independent registered public accounting firm for the fiscal year ending January 1, 2023. Boulay has served as our independent registered public accounting firm since 2015.

In the event that ratification of this appointment of independent registered public accounting firm is not approved by the affirmative vote of a majority of votes cast on the matter, then the appointment of our independent registered public accounting firm will be reconsidered by us.

Your ratification of the appointment of Boulay as our independent registered public accounting firm for the fiscal year ending January 1, 2023 does not preclude us from terminating our engagement of Boulay and retaining a new independent registered public accounting firm, if we determine that such an action would be in our best interest.

The following table sets forth the fees billed to us for professional services rendered by Boulay for the years ended January 2, 2022 and January 3, 2021:

	2021	2020
Fee Category
Audit Fees (1)	$92,465	$50,450
Audit-Related Fees
Tax Fees
All Other Fees		3,126
Total Fees	$92.465	$53,576

Pre-Approval Policies and Procedures

The Audit Committee has the authority to appoint or replace our independent registered public accounting firm (subject, if applicable, to stockholder ratification). The Audit Committee is also responsible for the compensation and oversight of the work of the independent registered public accounting firm (including resolution of disagreements between management and the independent registered public accounting firm regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The independent registered public accounting firm was engaged by, and reports directly to, the Audit Committee.

The Audit Committee pre-approves all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for us by our independent registered public accounting firm, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act and Rule 2-01(c)(7)(i)(C) of Regulation S-X, provided that all such excepted services are subsequently approved prior to the completion of the audit. We have complied with the procedures set forth above, and the Audit Committee has otherwise complied with the provisions of its charter.

Vote Required and Board of Directors’ Recommendation

Assuming a quorum is present, the affirmative vote of a majority of the shares present at the 2022 Annual Meeting and entitled to vote, either in person or by proxy, is required for approval of Proposal No. 2. For purposes of the ratification of our independent registered public accounting firm, abstentions and broker non-votes will have no effect on the result of the vote.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS

VOTE “FOR” PROPOSAL NO. 2.

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PROPOSAL NO. 3

AMENDMENT OF 2019 PLAN

The Board of Directors previously has approved an amendment, subject to stockholder approval, of the 2019 Plan to increase the number of shares of common stock reserved for issuance by 750,000 shares of common stock, from 250,000 shares to 1,000,000 shares (the “Plan Amendment”). No other provisions of the plan were proposed to be amended. Other than the change described above, all other terms of the 2019 Plan will remain as described in this Proxy Statement.

The Board of Directors believes that the continued growth of the Company depends, in large part, upon our ability to attract, motivate and retain key employees and directors, and that stock incentive awards are an important means of doing so. As of the date of this Proxy Statement, options covering the issuance of 236,600 shares of common stock have been granted and there were 13,400 shares available for a grant. In addition, the Company has awarded 500,000 shares of common stock as a bonus to two individuals in the event that our common stock trades at specified prices, as more fully described in note 1 to the Summary Compensation Table appearing under the heading Executive Compensation on page 18 above, which awards will be granted if the criteria are satisfied, subject to the approval of the Plan Amendment. Therefore, our current pool of shares is not sufficient to satisfy our existing obligations and our prospective equity compensation needs.

Background and Purpose of the Proposal

In 2019, the Board and our stockholders adopted the 2019 Plan. The purpose of the 2019 Plan is to enhance the ability of the Company and its affiliates to attract, retain, and motivate employees, directors and consultants by providing to such persons an opportunity to acquire or increase a direct proprietary interest in the Company. The 2019 Plan also allows the Company to promote greater ownership in the Company by such persons in order to align their interests more closely with the interests of the Company’s stockholders. The Board believes that growth in stockholder value depends on, among other things, the Company’s continued ability to attract and retain employees and other service providers with the experience and capacity to perform at the highest levels in a competitive labor market. The 2019 Plan is a broad-based plan that includes as participants employees, directors and consultants of our Company and our affiliates. As we continue to deploy the proceeds from our 2021 initial public offering by acquiring new restaurant businesses, we will be required to attract new qualified restaurant personnel in an extremely tight labor market. If the Company’s stockholders do not approve the Plan Amendment, the Company will not be able to honor its obligation to satisfy awards to existing employees or to compensate new executives or its existing key service providers with equity compensation.

The Board recognizes that equity compensation awards dilute stockholders’ equity. Therefore, the Board is committed to continuing to carefully and responsibly manage the Company’s equity compensation practices. Given the Company’s belief that its cash on hand could better be used at the time to fund activities in pursuit of the Company’s strategic objectives, as well as the highly competitive labor market in the Company’s industry and the geographic areas in which it operates, the Board feels that it will be in the best interests of the Company and its stockholders to use equity awards to ensure the retention and continued motivation of key employees, directors and consultants. If the Plan Amendment is not approved, the Company may have to increase cash-based compensation, which may not necessarily link compensation with stockholder value creation and which may use cash that could be better utilized if reinvested in the Company’s business, including for acquisitions and capital expenditures that are part of the Company’s strategic plan.

Summary of the Amendment

The Plan Amendment would increase the number of shares of common stock available for awards under the 2019 Plan by 750,000 shares of common stock, from 250,000 shares to 1,000,000 shares. Further, in connection with and contingent on the stockholder approval of the foregoing, the compensation committee has recommended that the Board amend the 2019 Plan to require a minimum vesting period with respect to all awards under the 2019 Plan and to prohibit the recycling of shares subject to awards. No other amendments to the 2019 Plan would be effectuated by the Plan Amendment. All other terms of the 2019 Plan will continue to apply in the same manner if the Plan Amendment is approved by the Company’s stockholders. The foregoing summary of the amendment to the 209 Plan is qualified in its entirety by reference to the amended text of Section 4 of the 2019 Plan set forth as Appendix A to this Proxy Statement.

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Reasons for the Plan Amendment

There are a number of reasons why we believe approving this Plan Amendment is important.

•	The Amendment will allow us to honor a commitment to our existing employees and to continue to grant equity awards, an important incentive tool for creating stockholder value. The use of equity compensation as a component of our compensation program is critical to our future success. Equity awards create an employee ownership culture that aligns the interests of employees with stockholders. Equity compensation also focuses employees’ attention on creating long term value, since the awards are subject to vesting and/or performance conditions. For example:

•	Equity awards are critical as a recruiting and retention tool. Our success is dependent on having talented employees to drive our growth and performance, and a competitive compensation program that includes equity awards is essential for attracting and retaining such employees. Equity compensation is utilized routinely by other companies with whom we compete for talent, and if we were not able to continue to include stock-based awards in our compensation mix, we would be at a significant competitive disadvantage for critical talent. Without equity compensation, our recruiting efforts could be more challenging, and executives and other leadership staff would no longer have stock awards at risk of forfeiture, which could impact our ability to retain them. Additionally, without equity compensation, it may also be more difficult to attract the employees of companies that we seek to acquire.

•	Equity awards are critical as a motivational tool. We have placed a significant portion of eligible employees’ compensation at risk through the use of our annual bonus and equity grant programs, both of which only provide value to the employee if the Company’s performance remains strong. This encourages employees to pair a short-term view of performance (for purposes of the annual bonus) with a long-term view of performance (for purposes of stock grants), which provides sustained motivation for ongoing strategic innovation.

•	We have demonstrated prudent equity compensation practices. We recognize that equity compensation programs dilute stockholder equity and we take seriously our responsibility to use these programs responsibly.

•	The Plan includes features designed to protect stockholder interests. These include:

○	Awards under the Plan for participants other than non-employee directors are administered by the Compensation Committee, which consists entirely of independent directors, and awards for non-employee directors are administered by the Corporate Governance and Nominating Committee, which also consists entirely of independent directors.

○	The Plan prohibits granting stock options and stock appreciation rights (SARs) with an exercise price below the fair market value of a share of stock on the date of grant.

Summary of 2019 Plan

The principal features of the 2019 Plan, as proposed to be amended by the Plan Amendment, are summarized below. The following summary of the 2019 Plan does not purport to be a complete description of all of the provisions of the 2019 Plan. It is qualified in its entirety by reference to the complete text of the 2019 Plan, which is attached as Exhibit 10.10 to the Company’s registration statement on Form S-1 filed with the Securities and Exchange Commission on October 18, 2021 and incorporated in this Proxy Statement, and the Plan Amendment.

Eligibility

Eligibility to participate in the 2019 Plan is limited to our and our affiliates’ employees, officers, directors, and consultants as determined from time to time by the compensation committee. Incentive stock options may be granted only to employees of the Company or its subsidiaries.

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Administration

The 2019 Plan is administered by the compensation committee of the Board. The compensation committee reviews and approves (or it deems appropriate, makes recommendations to our full Board regarding), modifications to the 2019 Plan. Subject to the terms of the 2019 Plan, the compensation committee has the authority to (i) grant and amend equity awards, (ii) interpret any provision of the 2019 Plan, any equity award or any award agreement and (iii) make all determinations and decisions necessary for the administration of the 2019 Plan. All determinations and decisions by the compensation committee under the 2019 Plan are in its sole discretion and are final and binding. However, the Board has retained the right to exercise the authority of the compensation committee to the extent consistent with applicable law and the applicable requirements of any stock exchange.

Number of Authorized Shares

Upon adoption, the 2019 Plan provided for the issuance of 250,000 shares of common stock upon awards granted under the 2019 Plan.

Common Stock covered by any unexercised portions of terminated or forfeited options granted under the 2019 Plan (including canceled options), restricted stock or restricted stock units forfeited, other stock-based awards terminated or forfeited as provided under the 2019 Plan, and common stock subject to any awards that are otherwise surrendered may again be subject to new awards under the 2019 Plan. In addition, shares of common stock surrendered to or withheld by the Company in payment or satisfaction of the purchase price of an option or tax withholding obligation with respect to an award are available for the grant of new awards under the 2019 Plan. In the event of the exercise of stock appreciation rights, only the number of shares of common stock actually issued in payment of such stock appreciation rights shall be charged against the number of shares of common stock available for the grant of awards under the 2019 Plan.

The Board does not believe that the number of shares available for issuance under the 2019 Plan is sufficient in light of existing obligations to grant awards and the Company’s compensation strategy. As of the date of this Proxy Statement, options covering the issuance of 236,600 shares of common stock have been granted and there were 13,400 shares available for a grant. The number of additional shares of common stock being authorized for issuance under the 2019 Plan is 750,000 shares, subject to the approval of this Proposal by the affirmative vote of a majority of the shares present in person or represented by proxy at the 2022 Annual Meeting and entitled to vote on this Proposal.

In October 2019, our Board of Directors and stockholders adopted the 2019 Plan. An aggregate of 250,000 shares of our common stock is reserved for issuance and available for awards under the Plan, including incentive stock options granted under the 2019 Plan. The 2019 Plan administrator may grant awards to any employee, director, consultant, or other person providing services to us or our affiliates.

The Board has delegated administration of the 2019 Plan to the Compensation Committee of the Board of Directors. The 2019 Plan administrator has the authority to determine, within the limits of the express provisions of the 2019 Plan, the individuals to whom awards will be granted, the nature, amount, and terms of such awards, and the objectives and conditions for earning such awards. The Board may at any time amend or terminate the 2019 Plan, provided that no such action may be taken that adversely affects any rights or obligations with respect to any awards previously made under the 2019 Plan without the consent of the recipient. No awards may be made under the Plan after the tenth anniversary of its effective date.

Awards under the Plan may include incentive stock options, nonqualified stock options, stock appreciation rights (“SARs”), restricted shares of common stock, restricted stock Units, performance share or Unit awards, stock bonuses, and other stock-based awards and cash-based incentive awards.

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Stock Options. The Plan Administrator may grant to a participant options to purchase our common stock that qualifies as incentive stock options for purposes of Section 422 of the Internal Revenue Code (“incentive stock options”), options that do not qualify as incentive stock options (“non-qualified stock options”) or a combination thereof. The terms and conditions of stock option grants, including the quantity, price, vesting periods, and other conditions on exercise, will be determined by the Plan administrator. The Plan Administrator in its discretion, will determine the exercise price for stock options, but non-qualified stock options and incentive stock options may not be less than 100% of the fair market value of one share of our company’s common stock on the date when the stock option is granted. Additionally, in the case of incentive stock options granted to a holder of more than 10% of the total combined voting power of all classes of our stock on the date of grant, the exercise price may not be less than 110% of the fair market value of one share of common stock on the date the stock option is granted. Stock options must be exercised within a period fixed by the Plan administrator that may not exceed ten years from the date of grant, except that in the case of incentive stock options granted to a holder of more than 10% of the total combined voting power of all classes of our stock on the date of grant, the exercise period may not exceed five years. At the Plan administrator’s discretion, payment for shares of common stock on the exercise of stock options may be made in cash, shares of our common stock held by the participant or in any other form of consideration acceptable to the Plan administrator (including one or more forms of “cashless” or “net” exercise).

Stock Appreciation Rights. The Plan Administrator may grant to a participant an award of SARs, which entitles the participant to receive, upon its exercise, a payment equal to (i) the excess of the fair market value of a share of common stock on the exercise date over the SAR exercise price, times (ii) the number of shares of common stock with respect to which the SAR is exercised. The Plan administrator will determine the exercise price for a SAR at its discretion, provided, however, that in no event shall the exercise price be less than the fair market value of our common stock on the date of grant.

Restricted Shares and Restricted Units. The Plan administrator may award to a participant shares of common stock subject to specified restrictions (“restricted shares”). Restricted shares are subject to forfeiture if the participant does not meet certain conditions such as continued employment over a specified forfeiture period and/or the attainment of specified performance targets over the forfeiture period. The Plan administrator also may award to a participant Units representing the right to receive shares of common stock in the future subject to the achievement of one or more goals relating to the completion of service by the participant and/or the achievement of performance or other objectives (“restricted units”). The Plan administrator determines the terms and conditions of restricted share and restricted unit awards.

Stock Bonuses. Stock bonuses may be granted as additional compensation for service or performance and may be settled in the form of common stock, cash, or a combination thereof, and may be subject to restrictions, which may vest subject to continued service and/or the achievement of performance conditions.

Performance Awards. The Plan Administrator may grant performance awards to participants under such terms and conditions as the Plan Administrator deems appropriate. A performance award entitles a participant to receive a payment from us, the amount of which is based upon the attainment of predetermined performance targets over a specified award period. Performance awards may be paid in cash, shares of common stock, or a combination thereof, as determined by the Plan administrator.

Other Stock-Based Awards. The Plan Administrator may grant equity-based or equity-related awards referred to as “other stock-based awards,” other than options, SARs, restricted shares, restricted Units, or performance awards. The Plan Administrator will determine the terms and conditions of each other stock-based award. Payment under any other stock-based awards will be made in common stock or cash, as determined by the Plan administrator.

Cash-Based Awards. The Plan Administrator may grant cash-based incentive compensation awards, which would include performance-based annual cash incentive compensation to be paid to covered employees subject to Section 162(m) of the Code. The Plan Administrator will determine the terms and conditions of each cash-based award.

Vote Required and Board of Directors’ Recommendation

Assuming a quorum is present, the affirmative vote of a majority of the shares present at the Annual Meeting and entitled to vote, either in person or by proxy, is required for approval of Proposal No. 3. For purposes of approving the Plan Amendment, abstentions and broker non-votes will have no effect on the result of the vote.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS

VOTE “FOR” PROPOSAL NO. 3.

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REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee of the Board of Directors, on behalf of the Board of Directors, serves as an independent and objective party to monitor and provide general oversight of the integrity of our financial statements, the independent registered public accounting firm’s qualifications and independence, the performance of the independent registered public accounting firm, the compliance by us with legal and regulatory requirements and our standards of business conduct. The Audit Committee performs these oversight responsibilities in accordance with its Audit Committee Charter.

Our management is responsible for preparing our financial statements and our financial reporting process. Our independent registered public accounting firm is responsible for performing an independent audit of our consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (“PCAOB”). The Audit Committee’s responsibility is to administer and oversee these processes.

The Audit Committee met with the independent registered public accounting firm, with and without management present, to discuss the audit plan, the results of their examinations, and the overall quality of our financial reporting.

In this context, the Audit Committee has reviewed and discussed the audited financial statements for the year ended January 2, 2022 with management and with the independent registered public accounting firm. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by Auditing Standard No. 16, Communications with Audit Committees, which includes, among other items, matters related to the conduct of the audit of our annual financial statements.

The Audit Committee has also received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm the issue of its independence from us and management. In addition, the Audit Committee has considered whether the provision of any non-audit services by the independent registered public accounting firm in fiscal year 2022 is compatible with maintaining the registered public accounting firm’s independence and has concluded that it is.

Based on its review of the audited financial statements and the various discussions noted above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the year ended January 2, 2022.

Respectfully,

Allan Anderson, Chairman
Terri Tochihara-Dirks
Steven W. Schussler

The foregoing Audit Committee Report does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any of our filings under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent we specifically incorporate this Audit Committee Report by reference therein.

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SUBMISSION OF STOCKHOLDER PROPOSALS

We intend to hold our 2023 annual meeting of stockholders (the “2023 Annual Meeting”) in November 2023. To be considered for inclusion in our notice of annual meeting and proxy statement for, and for presentation at, the 2023 Annual Meeting, a stockholder must give timely notice thereof in writing to the Secretary of the Company in accordance with our bylaws. Our bylaws provide that to be timely, a stockholder’s notice must be received by the Secretary, BT Brands, Inc., 405 West Main Avenue, Suite 2D, West Fargo, North Dakota 58078, no earlier than June 2, 2023 and no later than July 2, 2023, and must otherwise comply with applicable rules and regulations of the SEC, including Rule 14a-8 of Regulation 14A under the Exchange Act. However, in the event that the date of the 2023 Annual Meeting is scheduled for a date that is more than 30 days before or more than 60 days after September 30, 2023, notice by the stockholder to be timely must be received not later than the tenth day following the day on which public announcement of the date of the 2023 Annual Meeting is first made by the Company.

DELIVERY OF DOCUMENTS TO STOCKHOLDER SHARING AN ADDRESS

A number of brokers with account holders who are holders of our stock will be “householding” our proxy materials. A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholder. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement, please notify your broker, direct your written request to our principal offices, Attention: Secretary, or contact our Corporate Secretary by telephone at (307) 223-1663 and we will promptly deliver such separate copy. Our principal offices are located at 405 West Main Avenue, Suite 2D, West Fargo, North Dakota 58078. Stockholders who currently receive multiple copies of the proxy materials at their address and would like to request “householding” of their communications should contact their broker. In addition, upon written or oral request to the address or telephone number set forth above, we will promptly deliver a separate copy of the proxy materials to any stockholder at a shared address to which a single copy of the documents was delivered.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our executive officers and directors, and persons who own more than 10% of a registered class of our equity securities (“Reporting Persons”), to file reports of ownership and changes in ownership with the SEC. Based solely on our review of the reports filed by Reporting Persons, and written representations from certain Reporting Persons that no other reports were required for those persons, we believe that, during the year ended January 2, 2022, the Reporting Persons met all applicable Section 16(a) filing requirements, except that each of our executive officers and directors were late in filing his or her Initial Report of Beneficial Ownership on Form 3 due to delays in receiving from the Securities and Exchange Commission the necessary filing codes to make such filings.

OTHER MATTERS

We will furnish without charge to each person whose proxy is being solicited, upon the written request of any such person, a copy of our Annual Report on Form 10-K for the fiscal year ended January 2, 2022, as filed with the SEC, including the financial statements. Requests for copies of such Annual Report on Form 10-K should be directed to BT Brands, Inc., 405 West Main Avenue, Suite 2D, West Fargo, North Dakota 58078, Attn: Chief Financial Officer.

Our Board of Directors does not know of any other matters that are to be presented for action at the 2022 Annual Meeting. If any other matters are properly brought before the 2022 Annual Meeting or any adjournments thereof, the persons named in the enclosed proxy will have the discretionary authority to vote all proxies received with respect to such matters in accordance with their best judgment.

33

It is important that the proxies be returned promptly and that your shares are represented at the Annual Meeting. Stockholders are urged to mark, date, execute and promptly return the accompanying proxy card in the enclosed envelope.

By order of the Board of Directors,

/s/ Gary Copperud
Gary Copperud
Chief Executive Officer
November 23, 2022
West Fargo, North Dakota

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Appendix A

ARTICLE 4

SHARES

4.01. Number of Shares Issuable. The total number of shares initially authorized to be issued under the Plan shall be 1,000,000 shares of Common Stock. The foregoing share limit shall be subject to adjustment in accordance with Section 12.07. The shares to be offered under the Plan shall be authorized and unissued Common Stock, or issued Common Stock that shall have been reacquired by the Company.

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21321 BT BRANDS, INC. Proxy Card - Front

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

BT BRANDS, INC.

Annual Meeting of Stockholders

December 29, 2022
Thursday
10:00 a.m. local time

This Proxy is Solicited On Behalf Of The Board Of Directors

Please Be Sure To Mark, Sign, Date and Return Your Proxy Card in the Envelope Provided

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

Please mark your votes like this **X**

PROXY

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL OF THE NOMINEES UNDER PROPOSAL 1, AND "FOR" PROPOSALS 2 AND 3.

1. **Proposal No. 1:** Election of the five director nominees listed below for a one-year term.

Nominees:	FOR	AGAINST	ABSTAIN
(1) Gary Copperud	☐	☐	☐
(2) Kenneth Brimmer	☐	☐	☐
(3) Allan Anderson	☐	☐	☐
(4) Terri Tochihara-Dirks	☐	☐	☐
(5) Steven W. Schussler	☐	☐	☐

	FOR	AGAINST	ABSTAIN
2. **Proposal No. 2:** Ratification of the audit committee's selection of independent registered public accounting firm, Boulay PLLP.	☐	☐	☐
3. **Proposal No. 3:** Approval of the Amendment to the 2019 Incentive Plan.	☐	☐	☐

CONTROL NUMBER

Signature____________________ **Signature, if held jointly**____________________ **Date**__________ **,2022.**

Note: Please sign exactly as you name(s) appear hereon. When signing as attorney, executor, administrator or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation, please sign in full corporate name by authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

21321 BT BRANDS, INC. Proxy Card - Front

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY

BT BRANDS, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
ANNUAL MEETING OF STOCKHOLDERS
Thursday, December 29, 2022

The undersigned shareholder hereby appoints ______________ and ________________, and each of them, with full power of substitution and revocation, to vote on behalf of the undersigned all shares of common stock of BT BRANDS, INC., which the undersigned is entitled to vote at the annual meeting of stockholders to be held on Thursday, December 29, 2022 or any adjournments thereof.

(Continued, and to be marked, dated and signed, on the other side)